EXHIBIT 10.57.3

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

This SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this

"Second Amendment") is made as of the 31st day of January, 2020 (the "Amendment Date") by and among CENTRAL PA EQUITIES 17, LLC, a Pennsylvania limited liability company ("HIS York South Seller"), CENTRAL PA EQUITIES 19, LLC, a Pennsylvania limited liability company ("H2S York Seller"), SPRINGWOOD - FHP LP, a Pennsylvania limited partnership ("FIS Hershey Seller", together with HIS York South Seller and H2S York Seller herein referred to collectively and individually, as the context so requires, as "Seller"), and LODGING FUND REIT III OP, LP, a Delaware limited partnership (the "Buyer").

WHEREAS, Buyer and Seller entered into that certain Agreement of Purchase and Sale dated November 22, 2019, as amended by that certain First Amendment to Agreement of Purchase and Sale dated January 13, 2020 (together, the "Agreement") for the purchase and sale of three (3) hotels, namely the Hampton Inn York South hotel in York, PA ("HIS York South Hotel"), the Home2 Suites York hotel in York, PA ("H2S York Hotel") and the Fairfield Inn & Suites Hershey Chocolate Avenue hotel in Hershey, PA ("FIS Hershey Hotel", together with HIS York South Hotel and H2S York Hotel herein referred to collectively and individually, as the context so requires, the "Property");

WHEREAS, Buyer has not yet provided a copy of its Satisfaction Notice;

WHEREAS, during the course of Buyer's due diligence studies, Buyer has realized that Buyer will be unable to obtain a satisfactory building inspection report, a satisfactory PIP ("PIP Approval"), property tax schedules for each Property, satisfactory appraisals for each Property, and a complete management agreement prior to the expiration of the Due Diligence Period;

WHEREAS, as more particularly described herein, the parties wish to (a) reinstate the Agreement and deem this Second Amendment as Buyer's Satisfaction Notice, subject to the conditions herein; and (b) provide Buyer with additional time to obtain a satisfactory building inspection report, a satisfactory PIP ("PIP Approval"), property tax schedules for each Property, satisfactory appraisals for each Property, and a complete management agreement prior to the expiration of the Due Diligence Period;

NOW THEREFORE, for valuable consideration, the receipt of which 1s hereby acknowledged, the parties agree as follows:

I.     Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

2. Reinstatement of Purchase Agreement; Satisfaction Notice. The Agreement as of the Amendment Date is reinstated and is in full force and effect. The parties acknowledge and agree that this Second Amendment shall serve as Buyer's Satisfaction Notice pursuant to Section

7.1(a)  of the Agreement; provided, however, that Buyer shall still have the right to terminate the

Agreement after the expiration of the Due Diligence Period as expressly stated  in the  Agreement and in Sections 3, 4,  5,  6, and 7of this Second Amendment.

3. Building Inspection Report. Buyer shall have until the date that is February 10, 2020 ("Building Inspection Approval Date") to terminate the Agreement by delivering written notice to Seller. Termination may be made if, in the Buyer's sole and complete discretion, the Buyer determines that the building inspection reports for the HIS York South Seller and FIS Hershey Seller are unsatisfactory. In the event that Buyer does not provide a written notice of termination to Seller on or prior to the Building Inspection Approval Date, Buyer shall be deemed to have terminated the Agreement effective as of 5:00 PM EST on the last day of the Building Inspection Approval Date. In the event that Buyer terminates (or is deemed to have terminated) this Agreement pursuant to this subsection, the Escrow Agent shall return to Buyer the Deposit and shall disburse to Seller the Independent Consideration.

4. Final PIP Approval Date. The following is hereby added as Section 4.7 of the Agreement:

"Notwithstanding any provision of Section 4.5 to the contrary, Buyer shall have until the date that is February 10, 2020 (the "Final PIP Approval Date") to terminate the Agreement by delivering written notice to Seller. Termination may be made by the Buyer or its acquisition Lender, if, in each the Buyer's or Lender's sole and complete discretion, the Buyer or the Lender determine that the PIP is unsatisfactory. In the event that Buyer does not provide a written notice of termination to Seller on or prior to the Final PIP Approval Date, Buyer shall be deemed to have terminated the Agreement effective as of 5:00 PM EST on the last day of the Final PIP Approval Date. In the event that Buyer terminates (or is deemed to have terminated) this Agreement pursuant to this subsection, the Escrow Agent shall return to Buyer the Deposit and shall disburse to Seller the Independent Consideration."

5. Property Taxes. Buyer shall have until the date that is February 10, 2020 ("Property Tax Approval Date") to terminate the Agreement by delivering written notice to Seller. Termination may be made if, in the Buyer's sole and complete discretion, the Buyer determines that the property tax schedules for any or all Assets are unsatisfactory. In the event that Buyer does not provide a written notice of termination to Seller on or prior to the Property Tax Approval Date, Buyer shall be deemed to have terminated the Agreement effective as of5:00 PM EST on the last day of the Property Tax Approval Date. In the event that Buyer terminates (or is deemed to have terminated) this Agreement pursuant to this subsection, the Escrow Agent shall return to Buyer the Deposit and shall disburse to Seller the Independent Consideration.

6. Appraisals. Notwithstanding any provision of Section 4.6 to the contrary, Buyer shall have until the date that is February 10, 2020 ("Appraisal Approval Date") to terminate the Agreement by delivering written notice to Seller. Termination may be made if, in the Buyer's sole and complete discretion, Buyer determines that the appraisals for any or all Assets are unsatisfactory. In the event that Buyer does not provide a written notice of termination to Seller on or prior to the Appraisal Approval Date, Buyer shall be deemed to have terminated the Agreement effective as of 5:00 PM EST on the last day of the Appraisal Approval Date. In the event that Buyer terminates (or is deemed to have terminated) this Agreement pursuant to this subsection, the Escrow Agent shall return to Buyer the Deposit and shall disburse to Seller the Independent Consideration.

7. Management Agreement. Parties are finalizing the insurance, and termination fee structure of the management agreement, therefore, each party shall have until the date that is February I 0, 2020 ("Management Agreement Approval Date") to terminate the Agreement by delivering written notice to non-termination party. Termination may be made if, in either party's sole and complete discretion, either party determines that the management agreement insurance or termination fee provisions are unsatisfactory. In the event that either party does not provide a written notice of termination to Seller on or prior to the Management Agreement Approval Date, Buyer shall be deemed to have terminated the Agreement effective as of 5:00 PM EST on the last day of the Management Agreement Approval Date. In the event that Buyer terminates (or is deemed to have terminated) this Agreement pursuant to this subsection, the Escrow Agent shall return to Buyer the Deposit and shall disburse to Seller the Independent Consideration.

8. Conflict: Counterparts. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.

9. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators and assigns.

I0.Ratification. Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Second Amendment has been duly executed by the parties hereto as of the day and year first above written.

SELLER:

CENTRAL PA EQUITIES 17, LLC,

a Pennsylvania limited liability company

By:  /s/ David H. Hogg

Name:  David H. Hogg

Title:  Manager

CENTRAL PA EQUITIES 19, LLC,

a Pennsylvania limited liability company

By:  /s/ David H. Hogg

Name:  David H. Hogg

Title:  Manager

SPRINGWOOD – FHP LP,

a Pennsylvania limited partnership

By:  /s/ David H. Hogg

Name:  David H. Hogg

Title:  Manager

[BUYER'S SIGNATURE PAGE TO FOLLOW]

BUYER:

LODGING FUND REIT III OP, LP

A Delaware limited partnership

By: Lodging Fund REIT Ill, Inc. Its: General Partner

By: /s/ David R. Durell

Name: David R. Durell

Title: Chief Acquisition Officer